EXHIBIT 21
SUBSIDIARIES OF THE COMPANY

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization

HCRI Pennsylvania Properties, Inc.	Pennsylvania corporation	November 1, 1993
HCRI Overlook Green, Inc.	Pennsylvania corporation	July 9, 1996
HCRI Texas Properties, Inc.	Delaware corporation	December 27, 1996
HCRI Texas Properties, Ltd.	Texas limited partnership	December 30, 1996
Health Care REIT International, Inc.	Delaware corporation	February 11, 1998
HCN Atlantic GP, Inc.	Delaware corporation	February 20, 1998
HCN Atlantic LP, Inc.	Delaware corporation	February 20, 1998
HCRI Nevada Properties, Inc.	Nevada corporation	March 27, 1998
HCRI Southern Investments I, Inc.	Delaware corporation	June 11, 1998
HCRI Louisiana Properties, L.P.	Delaware limited partnership	June 11, 1998
HCN BCC Holdings, Inc.	Delaware corporation	September 25, 1998
HCRI Tennessee Properties, Inc.	Delaware corporation	September 25, 1998
HCRI Limited Holdings, Inc.	Delaware corporation	September 25, 1998
Pennsylvania BCC Properties, Inc.	Pennsylvania corporation	September 25, 1998
HCRI North Carolina Properties, LLC	Delaware limited liability company	December 10, 1999
HCRI Massachusetts Properties, Inc.	Delaware corporation	March 17, 2000
HCRI Massachusetts Properties Trust	Massachusetts trust	March 30, 2000
HCRI Indiana Properties, Inc.	Delaware corporation	June 15, 2000
HCRI Indiana Properties, LLC	Indiana limited liability company	June 16, 2000
HCRI Holdings Trust	Massachusetts trust	September 11, 2000
HCRI Maryland Properties, LLC	Maryland limited liability company	July 19, 2001
HCRI Massachusetts Properties Trust II	Massachusetts trust	September 26, 2001
HCRI Beachwood, Inc.	Ohio corporation	October 11, 2001
HCRI Broadview, Inc.	Ohio corporation	October 11, 2001
HCRI Westlake, Inc.	Ohio corporation	October 11, 2001
HCRI Westmoreland, Inc.	Delaware corporation	October 16, 2001
HCRI Wisconsin Properties, LLC	Wisconsin limited liability company	December 11, 2001
HCRI North Carolina Properties I, Inc.	North Carolina corporation	January 1, 2002
HCRI North Carolina Properties II, Inc.	North Carolina corporation	January 1, 2002
HCRI North Carolina Properties III, Limited Partnership	North Carolina limited partnership	January 1, 2002
HCRI Kentucky Properties, LLC	Kentucky limited liability company	January 7, 2002
HCRI Mississippi Properties, Inc.	Mississippi corporation	March 28, 2002
HCRI Illinois Properties, LLC	Delaware limited liability company	August 21, 2002
HCRI Missouri Properties, LLC	Delaware limited liability company	August 21, 2002
HCRI Surgical Properties, LLC	Ohio limited liability company	September 30, 2002
HCRI Tucson Properties, Inc.	Delaware corporation	November 14, 2002
HCRI Stonecreek Properties, LLC	Delaware limited liability company	June 25, 2003
HCRI Cold Spring Properties, LLC	Delaware limited liability company	June 25, 2003
HCRI Eddy Pond Properties Trust	Massachusetts trust	June 26, 2003
HCRI Investments, Inc.	Delaware corporation	July 30, 2003
HCRI Forest City Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Asheboro Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Smithfield Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Greenville Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Forest City Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Asheboro Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Smithfield Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Greenville Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Kirkland Properties, LLC	Delaware limited liability company	August 22, 2003

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization

HCRI Ridgeland Pointe Properties, LLC	Delaware limited liability company	August 22, 2003
HCRI Drum Hill Properties, LLC	Delaware limited liability company	August 22, 2003
HCRI Fairmont Properties, LLC	Delaware limited liability company	August 22, 2003
HCRI Abingdon Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Gaston Place Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Gaston Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Eden Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Weddington Park Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Union Park Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Concord Place Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Salisbury Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Burlington Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Skeet Club Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI High Point Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Hickory Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Statesville Place Holdings I, Inc.	North Carolina corporation	September 10, 2003
HCRI Statesville Place Holdings II, Inc.	North Carolina corporation	September 10, 2003
HCRI Abingdon Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Gaston Place Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Gaston Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Eden Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Weddington Park Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Union Park Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Concord Place Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Salisbury Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Burlington Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Skeet Club Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI High Point Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Hickory Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Statesville Place Properties I, LP	North Carolina limited partnership	September 10, 2003
HCRI Statesville Place Properties II, LP	North Carolina limited partnership	September 10, 2003
HCRI Chicago Properties, Inc.	Delaware corporation	November 18, 2003
HCRI General Properties, Inc.	Delaware corporation	August 5, 2004
HCRI Kansas Properties, LLC	Delaware limited liability company	September 3, 2004
HCRI Hunters Glen Properties, LLC	Delaware limited liability company	September 21, 2004
HCRI Wilburn Gardens Properties, LLC	Delaware limited liability company	September 21, 2004
HCRI Draper Place Properties Trust	Massachusetts trust	September 24, 2004
HCRI Marina Place Properties Trust	Massachusetts trust	September 24, 2004
HCRI Tennessee Properties, LLC	Delaware limited liability company	November 12, 2004
HH Florida, LLC	Delaware limited liability company	November 23, 2004
HCRI New Hampshire Properties, LLC	Delaware limited liability company	May 24, 2005
HCRI Dayton Place — Denver Properties, LLC	Delaware limited liability company	May 24, 2005
HCRI Provider Properties, LLC	Delaware limited liability company	November 10, 2005
1920 Cleveland Road West, LLC	Delaware limited liability company	December 15, 2005
721 Hickory Street, LLC	Delaware limited liability company	December 15, 2005
111 Lazelle Road East, LLC	Delaware limited liability company	December 15, 2005
5166 Spanson Drive SE, LLC	Delaware limited liability company	December 15, 2005
1425 Yorkland Road, LLC	Delaware limited liability company	December 15, 2005
222 East Beech Street — Jefferson, L.L.C.	Delaware limited liability company	December 16, 2005
130 Buena Vista Street, LLC	Delaware limited liability company	December 19, 2005
1850 Crown Park Court, LLC	Delaware limited liability company	December 19, 2005

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization

1785 Freshley Avenue, LLC	Delaware limited liability company	December 19, 2005
5700 Karl Road, LLC	Delaware limited liability company	December 19, 2005
HCRI Senior Housing Properties, Inc.	Delaware corporation	March 24, 2006
209 Merriman Road, L.L.C.	Delaware limited liability company	May 10, 2006
HCRI Financing, Inc.	Delaware corporation	June 26, 2006
Warrior LP Holdco, LLC	Delaware limited liability company	September 12, 2006
Heat Merger Sub, LLC	Delaware limited liability company	September 12, 2006
Heat OP TRS, Inc.	Delaware corporation	December 14, 2006
HCRI Logistics, Inc.	Delaware corporation	December 28, 2006
Hospital Affiliates Development Corporation	Indiana corporation	December 22, 1989
Windrose Southside Properties, Ltd.	Florida limited partnership	June 18, 1991
Windrose Northside Properties, Ltd.	Florida limited partnership	June 21, 1993
Windrose Wellington Properties, Ltd.	Florida limited partnership	June 29, 1998
FLA-Palm Court Limited Partnership	Florida limited partnership	December 17, 1999
Windrose Columbia Properties, Ltd.	Florida limited partnership	December 17, 1999
Windrose Palms West III Properties, Ltd.	Florida limited partnership	December 17, 1999
Windrose Palms West IV Properties, Ltd.	Florida limited partnership	December 17, 1999
Windrose Palms West V Properties, Ltd.	Florida limited partnership	December 17, 1999
Windrose West Boca Properties, Ltd.	Florida limited partnership	December 17, 1999
CAL-LAK Limited Partnership	Florida limited partnership	December 20, 1999
CAL-GAT Limited Partnership	Florida limited partnership	December 20, 1999
Windrose Sierra Properties, Ltd.	Florida limited partnership	December 20, 1999
Windrose West Tower Properties, Ltd.	Florida limited partnership	December 20, 1999
Brierbrook Partners, LLC	Tennessee limited liability company	June 2, 2000
Med Properties Asset Group, L.L.C.	Indiana limited liability company	May 24, 2001
Windrose Medical Properties, L.P.	Virginia limited partnership	May 23, 2002
WMPT Bellaire Properties, L.L.C.	Virginia limited liability company	January 16, 2003
WMPT Bellaire L.P.	Virginia limited partnership	January 16, 2003
WMPT Gateway Properties, L.L.C.	Virginia limited liability company	February 28, 2003
WMPT Gateway, L.P.	Virginia limited partnership	February 28, 2003
Windrose Mount Vernon Properties, L.L.C.	Virginia limited liability company	February 28, 2003
Windrose Ocala Urology Properties, L.L.C.	Virginia limited liability company	February 28, 2003
Windrose Winn Way Properties, L.L.C.	Virginia limited liability company	February 28, 2003
Windrose Morningside Properties, L.L.C.	Virginia limited liability company	February 28, 2003
WMPT Tomball Properties, L.L.C.	Virginia limited liability company	February 28, 2003
WMPT Tomball, L.P.	Virginia limited partnership	February 28, 2003
WMPT Pearland Properties, L.L.C.	Virginia limited liability company	February 28, 2003
WMPT Stone Oak Properties, L.L.C.	Virginia limited liability company	February 28, 2003
WMPT Pearland, L.P.	Virginia limited partnership	February 28, 2003
WMPT Stone Oak, L.P.	Virginia limited partnership	February 28, 2003
Windrose 310 Properties, L.L.C.	Tennessee limited liability company	March 4, 2003
Windrose Copley Properties, L.L.C.	Virginia limited liability company	March 13, 2003
Windrose 4475 Sierra Properties, L.L.C.	Delaware limited liability company	April 23, 2003
Windrose Medical Properties Management, L.L.C.	Virginia limited liability company	May 7, 2003
Windrose SPE Mount Vernon Properties, Inc.	Georgia corporation	May 12, 2003
Windrose Park Medical Properties, L.L.C.	Virginia limited liability company	September 1, 2003
Windrose Partell Medical Center, L.L.C.	Virginia limited liability company	September 1, 2003
Cooper Holding, L.L.C.	Florida limited liability company	September 12, 2003
Windrose Aberdeen I Properties, L.L.C.	Florida limited liability company	September 12, 2003
Cooper, L.L.C.	Delaware limited liability company	September 19, 2003
WMPT Sacramento Properties, L.L.C.	Virginia limited liability company	September 25, 2003

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization

Windrose Coral Springs Properties, L.L.C.	Virginia limited liability company	October 15, 2003
WMPT Bellaire POB Properties, L.L.C.	Virginia limited liability company	November 6, 2003
WMPT Bellaire POB, L.P.	Virginia limited partnership	November 6, 2003
Windrose St. Mary’s Medical Professional Building, L.L.C.	Virginia limited liability company	November 6, 2003
WMPT Trinity Properties, L.L.C.	Virginia limited liability company	November 6, 2003
Windrose Central Medical II Properties, L.L.C.	Virginia limited liability company	December 2, 2003
WMPT Bellaire HP, L.P.	Virginia limited partnership	March 10, 2004
WMPT Bellaire HP Properties, L.L.C.	Virginia limited liability company	March 16, 2004
Windrose East West Properties, L.L.C.	Virginia limited liability company	April 23, 2004
Windrose Gwinnett I Properties, L.L.C.	Virginia limited liability company	April 23, 2004
Windrose Biltmore Properties, L.L.C.	Virginia limited liability company	May 17, 2004
WMPT Pearland II Properties, L.L.C.	Virginia limited liability company	May 17, 2004
Windrose Lake Mead Properties, L.L.C.	Virginia limited liability company	May 18, 2004
WMPT Pearland II, L.P.	Virginia limited partnership	May 18, 2004
WMPT Gwinnett II Properties, L.L.C.	Delaware limited liability company	June 21, 2004
Windrose Central Medical Properties, L.L.C.	Delaware limited liability company	October 19, 2004
Windrose Central Medical III Properties, L.L.C.	Virginia limited liability company	October 20, 2004
Windrose Johns Creek I Properties, L.L.C.	Delaware limited liability company	December 1, 2004
Windrose Johns Creek II Properties, L.L.C.	Virginia limited liability company	December 2, 2004
Windrose Johns Creek III Properties, L.L.C.	Virginia limited liability company	December 2, 2004
Windrose Lakewood Properties, L.L.C.	Virginia limited liability company	April 7, 2005
Windrose Los Gatos Properties, L.L.C.	Virginia limited liability company	April 7, 2005
Windrose Palm Court Properties, L.L.C.	Virginia limited liability company	April 7, 2005
Windrose Fox Valley Properties, L.L.C.	Virginia limited liability company	April 19, 2005
Windrose Yorkville Properties, L.L.C.	Virginia limited liability company	April 19, 2005
Windrose Union City Properties, L.L.C.	Virginia limited liability company	May 19, 2005
Windrose Union City II Properties, L.L.C.	Tennessee limited liability company	July 5, 2005
Windrose Fayetteville Properties, L.L.C.	Delaware limited liability company	August 2, 2005
WMPT Aberdeen II Management, L.L.C.	Delaware limited liability company	September 4, 2005
WMPT Columbia Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Congress II Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Desert Springs Management, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Aberdeen II Properties, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Aberdeen I Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Atrium Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Congress I Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Edinburg Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Northside Management, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Atrium Properties, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Edinburg Properties, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Osler Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Palms West III Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Palms West V Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Sierra Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Southside Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT West Boca Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT WPC Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Tempe Management, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Osler Properties, L.L.C.	Delaware limited liability company	September 21, 2005

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization

WMPT Palms West IV Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Santa Anita Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Southpointe Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT Wellington Management, L.L.C.	Delaware limited liability company	September 21, 2005
WMPT West Tower Management, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Santa Anita Properties, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Southpointe Properties, L.L.C.	Delaware limited liability company	September 21, 2005
Windrose Congress II Properties, L.P.	Delaware limited partnership	September 26, 2005
Windrose Desert Springs Properties, L.P.	Delaware limited partnership	September 26, 2005
Windrose Congress I Properties, L.P.	Delaware limited partnership	September 26, 2005
Windrose Tempe Properties, L.P.	Delaware limited partnership	September 26, 2005
WMPT Webster Management, LLC	Delaware limited liability company	March 1, 2006
WMPT Genesis Park Management, L.L.C.	Delaware limited liability company	March 1, 2006
WMPT Pecan Valley Management, L.L.C.	Delaware limited liability company	March 1, 2006
Windrose Webster Properties, L.P.	Delaware limited partnership	March 1, 2006
Windrose WPC Properties, L.P.	Delaware limited partnership	March 1, 2006
Windrose Pecan Valley, L.P.	Delaware limited partnership	March 1, 2006
Windrose Genesis Park, L.P.	Delaware limited partnership	March 1, 2006
Windrose Presbyterian Properties, L.L.C.	Delaware limited liability company	March 9, 2006
Windrose Capital Trust I	Delaware trust	March 20, 2006
WMPT 119 Management L.L.C.	Delaware limited liability company	April 4, 2006
Windrose 119 Properties, L.L.C.	Delaware limited liability company	April 4, 2006
Windrose Orange Properties, L.L.C.	Delaware limited liability company	April 4, 2006
WMPT Trussville Management, L.L.C.	Delaware limited liability company	April 4, 2006
Windrose Trussville Properties, L.L.C.	Delaware limited liability company	April 4, 2006
WMPT Princeton Management, L.L.C.	Delaware limited liability company	April 4, 2006
Windrose Princeton Properties, L.L.C.	Delaware limited liability company	April 4, 2006
WMPT Lafayette Management, L.L.C.	Delaware limited liability company	June 9, 2006
Windrose Lafayette Properties, L.L.C.	Delaware limited liability company	June 9, 2006
WMPT Tulsa Management, L.L.C.	Delaware limited liability company	June 9, 2006
Windrose Tulsa Properties, L.L.C.	Delaware limited liability company	June 9, 2006
WMPT Sacramento, L.P.	Virginia limited partnership	October 20. 2006
WMPT Trinity, L.P.	Virginia limited partnership	October 20, 2006
WMPT Orange Centre Management, L.L.C.	Delaware limited liability company	November 13, 2006
Windrose Orange Centre Properties, L.L.C.	Delaware limited liability company	November 13, 2006

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